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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2005

                             -----------------------


                               USURF AMERICA, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        NEVADA                       1-15383                      91-2117796
    (STATE OR OTHER           (COMMISSION FILE NO.)             (IRS EMPLOYEE
    JURISDICTION OF                                          IDENTIFICATION NO.)
    INCORPORATION OR
     ORGANIZATION)


                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  303-285-5379
                            (ISSUER TELEPHONE NUMBER)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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      This  Form  8-K and  other  reports  filed  by Usurf  America,  Inc.  (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements.

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Such  statements  reflect the current  view of the  Registrant  with  respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

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ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective March 11, 2004 the Board of Directors of Usurf America, Inc. (the "Company") appointed Mr. Jeff Fiebig to serve as a director of the Company. Pursuant to Sections 3.2 and 3.10 of the Bylaws of the Company, Mr. Fiebig shall serve in such capacity until the next annual meeting of the shareholders of the Company.

      Mr. Fiebig joined the Sovereign Companies (recently acquired by the Company on February 18, 2005) as Vice President in August of 2004 where he currently manages ten projects in three states. Prior to joining Sovereign, Mr. Fiebig had a successful career with the Air Force, where he flew both in combat and with the Thunderbird aerial demonstration team, Mr. Fiebig now brings a wealth of practical, hands-on experience to his position at Usurf. Over the course of his military and professional career, Mr. Fiebig has been charged with managing large numbers of geographically dispersed individuals. This includes being the Supervisor and Commander of the largest group at Luke Air Force Base, Ariz., from January 2001 to January 2004 consisting of six Squadrons and over 500 personnel while dividing his time from May of 1997 to September 2004 as an instructor and evaluator for United Airlines. As a reservist, from January 2004 to present, Mr. Fiebig is the Individual Mobilization Augmentee to the Commandant of Cadets at the United States Air Force Academy. In his sixteen-year career in the Air Force, Mr. Fiebig has held numerous management positions.

      In connection with the acquisition by the Company of Sovereign Partners, LLC on February 18, 2005, Mr. Fiebig received 350,000 shares of Common Stock and 1,000 shares of Series B Convertible Preferred Stock of the Company in his capacity as an interest holder of Sovereign Partners, LLC. Our acquisition of Sovereign Partners, LLC was disclosed in our Current Report on Form 8K filed with the Securities and Exchange Commission on February 25, 2005. In December 2004, Mr. Fiebig purchased 200,000 shares of Common Stock in a private placement.

ITEM 7.01.  REGULATION FD DISCLOSURE.

      The Company incorporates by reference the matters described and set forth under Item 5.02 above and Item 8.01 below as if set forth under this Item 7.01 in their entirety.

ITEM 8.01.  OTHER EVENTS.

      On March 15, 2005, the Company issued a press release announcing the appointment of Mr. Jeff Fiebig to the Board of Directors described under Item
5.02 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report.


            Exhibit No.          Description
            -----------          -----------

                   99.1          Press Release dated March 15, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       USURF AMERICA, INC.

                                               By:   /s/ Douglas O. McKinnon
                                                  ------------------------------

                                                       PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER
 Date: March 16, 2005


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                                  EXHIBIT INDEX



            EXHIBIT NO.       DESCRIPTION
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                   99.1       Press Release dated March 15,2005


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